PRO FORMA UNAUDITED CONDENSED
                                 BALANCE SHEET

                                October 31, 1996


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
                                                              Environmental
                                                               Technologies       Clean Green
                                                                USA, Inc.         Packing of             Pro Forma
                                                             and Subsidiaries   Minnesota Inc.
                                                               (unaudited)       (unaudited)     Adjustments       Combined
                                                             ------------       ------------    ------------       ------------
       ASSETS
Current Assets
       Cash and cash equivalents                             $     47,223       $    (15,655)   $    200,000(b)    $    231,568
       Accounts receivable                                        439,273           (165,453)            -              273,820
       Notes receivable--Employee                                  21,555                -               -               21,555
       Inventories                                                 91,049            (80,925)            -               10,124
       Prepaid expenses and other assets                           47,792             (4,951)            -               42,841
                                                             ------------       ------------    ------------       ------------
         Total current assets                                     646,892           (266,984)        200,000            579,908

Property
       Leasehold improvements                                      84,504            (83,004)            -                1,500
       Equipment                                                2,336,619         (1,073,871)            -            1,262,748
       Furniture and fixtures                                     151,988            (55,565)            -               96,423
                                                             ------------       ------------    ------------       ------------
                                                                2,573,111         (1,212,440)            -            1,360,671
       Less accumulated depreciation and amortization          (1,082,451)           604,158             -             (478,293)
                                                             ------------       ------------    ------------       ------------
         Net property and equipment                             1,490,660           (608,283)            -              882,377

       Restricted Cash                                                -                  -               -                  -
       Patent Rights                                               33,976            (33,976)            -                  -
       Goodwill and technology rights, net of amortization        312,203                -          (205,587)           106,616
       Investments in Clean Green Polymers                            -                  -               -                  -
       Other assets                                                43,324            (11,483)            -               31,842

                                                             ------------       ------------    ------------       ------------
         Total other assets                                       389,504            (45,459)       (205,587)(b)        138,458
                                                             ------------       ------------    ------------       ------------

TOTAL ASSETS                                                    2,527,056           (920,725)         (5,587)         1,600,743

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Notes payable                                              156,689            (56,689)            -              100,001
       Accounts payable                                           480,864           (156,204)            -              324,660
       Accrued expenses                                           752,832           (103,291)         79,564(b)         729,105
       Dividends Payable                                           86,180                -               -               86,180
       Deferred Revenue                                               -                  -               -                  -
       Current portion of long-term liabilities                   130,674            (37,934)            -               92,740
                                                             ------------       ------------    ------------       ------------
           Total current liabilities                            1,607,239           (354,118)         79,564          1,332,685

Long-term liabilities
       Capitalized lease obligations                               43,247             (4,544)            -               38,702
       Long-term debt less current portion                        364,043           (266,242)            -               97,801
       Less Current Portion                                      (130,674)            37,934             -              (92,740)
                                                             ------------       ------------    ------------       ------------
                                                                  276,615           (232,852)            -               43,763


Deferred Revenue, Sale of Clean Green Polymers, Inc.              102,780                -               -              102,780


Stockholders' equity:
       Common Stock                                                40,018                -               -               40,018
       Preferred Stock U-Stock                                     10,755                -               -               10,755
       Preferred Stock                                                  6                -               -                    6
       URI Preferred Stock                                        500,000                -               -              500,000
       Additional paid-in capital                              22,048,706                -               -           22,048,706
       Net Assets Sold                                           (333,755)           333,755             -
       Accumulated Deficit                                       (418,906)(b)       (418,906)
       Retained Earnings (Deficit)                            (21,627,672)               -       (21,627,672)
                                                             ------------       ------------    ------------       ------------
                                                                  971,813           (333,755)        (85,151)           552,907

       Notes receivable from sale of stock One Capital                -                  -               -
       Notes receivable from sale of stock Fluor Daniel          (161,892)               -               -             (161,892)
       Notes receivable from sale of stock Starch Tech           (269,500)               -               -             (269,500)
         Inc. for Clean Green Polymers, Inc. Common Stock
                                                             ------------       ------------    ------------       ------------
         Total stockholders' equity                              (431,392)               -               -             (431,392)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      2,527,055           (920,725)         (5,587)         1,600,743

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